UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
______________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 20, 2024

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach,	Florida	32963
(Address of Principal Executive Offices)		(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbols	Name of Exchange on which registered
Preferred Stock, 7.00% Series C Cumulative Redeemable	ARR-PRC	New York Stock Exchange
Common Stock, $0.001 par value	ARR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01    Entry into a Material Definitive Agreement.

On September 20, 2024, ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”) entered into Amendment No. 4 (the “Fourth Sales Agreement Amendment”), pursuant to which ARMOUR added Janney Montgomery Scott LLC (“Janney”) to the Equity Sales Agreement, dated July 26, 2023 (the “Sales Agreement”), with BUCKLER Securities LLC, an affiliate of the Company (“BUCKLER”), JonesTrading Institutional Services LLC (“Jones”), Citizens JMP Securities LLC (“Citizens JMP”), Ladenburg Thalmann & Co. Inc. (“Ladenburg Thalmann”) and B. Riley Securities, Inc. (“B. Riley Securities”), as sales agents, and the Company’s external manager, ARMOUR Capital Management LP, as amended by Amendment No. 1, dated October 25, 2023 (the “First Sales Agreement Amendment”), pursuant to which the Company added StockBlock Securities LLC (“StockBlock”) to the Sales Agreement, as further amended by Amendment No. 2, dated June 20, 2024 (the “Second Sales Agreement Amendment”), pursuant to which the Company added BTIG, LLC (“BTIG,” and together with BUCKLER, Jones, Citizens JMP, Ladenburg Thalmann, B. Riley Securities, StockBlock and Janney, the “Agents”) to the Sales Agreement, as further amended by Amendment No. 3, dated August 23, 2024 (the “Third Sales Agreement Amendment”), pursuant to which the number of shares of our common stock that may be offered and sold under the Sales Agreement was increased by 25,000,000 (as so amended, the “Amended Sales Agreement”). The purpose of the Fourth Sales Agreement Amendment was to add Janney as a party to the Sales Agreement.

The Amended Sales Agreement relates to an “at the market offering” program (the “Offering”) and the shares of common stock to be sold in the Offering will be issued pursuant to a prospectus supplement (the “ATM Prospectus Supplement”) filed with the Securities and Exchange Commission on September 20, 2024, in connection with the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-278327). ARMOUR originally established the equity sales program on July 26, 2023 when it entered into the Sales Agreement, and filed a related prospectus supplement. ARMOUR entered into the First Sales Agreement Amendment on October 25, 2023 and filed a related prospectus supplement. ARMOUR entered into the Second Sales Agreement Amendment on June 20, 2024 and filed a related prospectus supplement. ARMOUR entered into the Third Sales Agreement Amendment on August 23, 2024 and filed a related prospectus supplement. The ATM Prospectus Supplement amends and restates in its entirety such related prospectus supplement and the common stock to which the ATM Prospectus Supplement relates is offered pursuant to the terms of the Amended Sales Agreement. In accordance with the terms of the Amended Sales Agreement, ARMOUR may, from time to time, propose to the Agents to the Amended Sales Agreement to issue and sell up to 30,366,246 shares of ARMOUR’s common stock through or to such designated Agents.

The Fourth Sales Agreement Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Fourth Sales Agreement Amendment and the transactions contemplated thereby is qualified in its entirety by reference to Exhibit 1.1.

The Company is also filing this Current Report on Form 8-K to provide a legal opinion regarding the validity of the Shares to be issued and sold in the Offering, which opinion is attached hereto as Exhibit 5.1, and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.	Financial Statements and Exhibits.
 (d) Exhibits

Exhibit No.	Description

1.1
Amendment No. 4, dated September 20, 2024, by and among ARMOUR Residential REIT, Inc. and ARMOUR Capital Management LP, and BUCKLER Securities LLC, JonesTrading Institutional Services LLC, Citizens JMP Securities, LLC, Ladenburg Thalmann & Co. Inc., B. Riley Securities, Inc., StockBlock Securities LLC, BTIG, LLC and Janney Montgomery Scott LLC.

5.1	Opinion of Holland & Knight LLP
23.1	Consent of Holland & Knight LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2024

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ Gordon M. Harper
Name:	Gordon M. Harper
Title:	Chief Financial Officer